UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2017

CENTURY CASINOS, INC.

(Exact Name of Registrant as specified in its charter)

      Delaware0-2290084-1271317

(State or other jurisdiction(Commission(I.R.S. Employer

of incorporation)File Number)    Identification Number)

            455 E. Pikes Peak Ave., Suite 210, Colorado Springs, Colorado           80903

   (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure.

On March 27, 2017, the Company issued a press release announcing that it had received approval from the Alberta Gaming and Liquor Commission for the Company’s proposed Century Mile Racing Entertainment Center project near Edmonton, Alberta, Canada.

The information under Item 7.01 and in Exhibit 99.1 of this report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under Item 7.01 and in Exhibit 99.1 of this report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Century Casinos, Inc. Press Release dated March 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Century Casinos, Inc.

Date:  March 27, 2017By: /s/ Margaret Stapleton

Margaret  Stapleton

Executive Vice President and Principal Financial/Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Century Casinos, Inc. Press Release dated March 27, 2017.